UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2011

DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32868	52-2319066
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Delek US Holdings, Inc. (the “Company”) plans to participate in the Howard Weil 39th Annual Energy Conference to be held at the Roosevelt Hotel in New Orleans, Louisiana on March 29, 2011. A copy of the Company’s press release announcing its intention to attend the conference is attached hereto as Exhibit 99.1. A copy of the materials that the Company plans to present at the conference is attached hereto as Exhibit 99.2.

The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations, involve a number of risks and uncertainties and include statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts. The following important factors, among others, may affect these forward-looking statements:

•	management’s ability to execute its strategy of growth through acquisitions and transactional risks in acquisitions;

•
an incident at the refinery could expose us to potentially significant costs and liabilities, including costs and liabilities that may not be covered at all or in limited amounts by our insurance policies;

•	our competitive position and the effects of competition;

•	the projected growth of the industry in which we operate;

•	changes in the scope, costs, and/or timing of capital projects;

•	losses from derivative instruments;

•	general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States;

•	risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feed stocks and the price of the refined petroleum products we ultimately sell;

•	potential conflicts of interest between our majority stockholder and other stockholders; and

•	other risks contained in our filings with the Securities and Exchange Commission.

Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Delek US undertakes no obligation to update or revise any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

99.1	Press release of Delek US Holdings, Inc. issued on March 25, 2011.

99.2	Investor presentation materials to be presented on March 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2011

DELEK US HOLDINGS, INC.

By: /s/ Mark B. Cox
Name: Mark B. Cox
Title: EVP / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Delek US Holdings, Inc. issued on March 25, 2011.
99.2	Investor presentation materials to be presented on March 29, 2011.